MUNIYIELD
                                                               NEW JERSEY
                                                               Fund, INC.


                                                      STRATEGIC
                                                               Performance

                                [GRAPHIC OMITTED]

                                                               Annual Report
                                                               November 30, 1998

MuniYield New Jersey Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended November 30, 1998, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.897 per share income dividends, which included earned and unpaid dividends of $0.083. This represents a net annualized yield of 5.63%, based on a month-end per share net asset value of $15.93. Over the same period, the total investment return on the Fund's Common Stock was +8.68%, based on a change in per share net asset value from $15.51 to $15.93, and assuming reinvestment of $0.887 per share income dividends.

For the six-month period ended November 30, 1998, the total investment return on the Fund's Common Stock was +4.58%, based on a change in per share net asset value from $15.67 to $15.93, and assuming reinvestment of $0.450 per share income dividends.

For the six-month period ended November 30, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.70%.

The Municipal Market Environment

During the six months ended November 30, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 75 basis points (0.75%) to approximately 5% by the end of November.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt investments back to various world equity markets. US Treasury security yields rose through mid-November to approximately 5.375%. However, the resumption of the decline in foreign financial markets, particularly in Asia, as well as renewed concerns of additional US economic weakness, led to a further lowering of short-term interest rates by the Federal Reserve Board in mid-November. These factors pushed taxable interest rates lower for the remainder of the period to end November at 5.07%. During the six-month period ended November 30, 1998, long-term US Treasury bond yields declined approximately 70 basis points.

During much of the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of nearly 10% compared to the same six-month period last year. This increased

MuniYield New Jersey Fund, Inc.                                November 30, 1998

supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended November 30, 1998, just under $60 billion in new long-term municipal bonds were underwritten, a decline of 10% compared to the same quarter a year ago. During the month of November, there were less than $20 billion in new municipal bond securities issued, a decline of over 8% compared to November 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended November 30, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined approximately 30 basis points to 5.09% by early October. Municipal bond yields then rose during the remainder of October and November and ended the period at 5.25%. Over the past six months, long-term tax-exempt bond yields declined approximately 15 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe-haven status enjoyed by US Treasury bonds caused municipal bond yields to rise relative to US Treasury bond yields. At November 30, 1998, long-term tax-exempt bond yields were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

As a result of our efforts to move from a neutral to a more constructive market strategy, the Fund generated a competitive return for the six months ended November 30, 1998. The shift in our outlook evolved early in the period as the prospect of escalating global economic and financial market turmoil set the stage for sharply lower interest rates.

Much of the activity reflecting this shift centered around a reduction in the Fund's exposure to bonds possessing minimal call protection. Most of these securities were issued in a higher interest rate environment and, consequently, we sold them at substantial premiums to face value. We invested the proceeds from these sales in high-quality issues that are well protected from early redemption and are likely to perform well as interest rates decline. As a result of these restructuring efforts, we believe that the Fund is better positioned to withstand the likely onslaught of municipal bond redemptions as issuers reap the benefits of refinancing outstanding debt. We believe that this active approach to managing the Fund's average call protection is likely to provide a more stable dividend over time.

Nevertheless, the technical constraints of the New Jersey municipal market hampered our ability to carry out our restructuring strategy in a timely manner. While new-issue volume across the country rose almost 10% during the six-month period as compared to levels for the same period a year ago, there was a 25% decline in a similar measure of New Jersey issuance. Furthermore, investor demand accelerated, thereby increasing competition for an already shrinking supply of bonds.

Leverage continues to benefit the Fund's Common Stock shareholders, as the Fund's cost of borrowing, as reflected by short-term tax-exempt interest rates, remains well below the yields available on long-term

MuniYield New Jersey Fund, Inc.                                November 30, 1998

municipal bonds. In fact, borrowing costs actually declined with the general move toward lower short-term interest rates brought on by the recent shift toward easier monetary policy. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New Jersey Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

January 4, 1999

PROXY RESULTS

During the six-month period ended November 30, 1998, MuniYield New Jersey Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:        James H. Bodurtha                    8,411,885            147,924
                                                  Herbert I. London                    8,416,023            143,786
                                                  Robert R. Martin                     8,414,353            145,456
                                                  Arthur Zeikel                        8,406,527            153,282
-----------------------------------------------------------------------------------------------------------------------

                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                             8,364,515       71,606       123,688
-----------------------------------------------------------------------------------------------------------------------

During the six-month period ended November 30, 1998, MuniYield New Jersey Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:        James H. Bodurtha                      2,318                 7
                                                  Herbert I. London                      2,318                 7
                                                  Robert R. Martin                       2,318                 7
                                                  Joseph L. May                          2,318                 7
                                                  Andre F. Perold                        2,318                 7
                                                  Arthur Zeikel                          2,318                 7
-----------------------------------------------------------------------------------------------------------------------

                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                               2,323           2             0
-----------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                November 30, 1998

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pay dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES(SM) Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MuniYield New Jersey Fund, Inc.                                November 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                               Issue                                            (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey--98.4%
-----------------------------------------------------------------------------------------------------------------------------------
AA        A1        $ 2,000    Bernards Township, New Jersey, School District, GO, UT, 5.30% due 1/01/2019                 $  2,052
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,100    Camden County, New Jersey, Municipal Utilities Authority, Sewer Revenue
                               Refunding Bonds, County Agreement, 5.25% due 7/15/2017 (b)                                     1,140
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                               Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)        2,314
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Casino Reinvestment Development Authority, New Jersey, Parking Fee Revenue Bonds,
                               Series A, 5.25% due 10/01/2015 (c)                                                             2,587
-----------------------------------------------------------------------------------------------------------------------------------
                               East Orange, New Jersey, Board of Education, COP, Capital Appreciation (c):
AAA       Aaa         1,420      5.30%** due 8/01/2016                                                                          602
AAA       Aaa         1,000      5.34%** due 2/01/2019                                                                          369
AAA       Aaa         2,845      5.202%** due 8/01/2026                                                                         712
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           750    Essex County, New Jersey, Improvement Authority, Parking Facility Revenue Refunding
                               Bonds, 5% due 10/01/2022 (a)                                                                     754
-----------------------------------------------------------------------------------------------------------------------------------
AA        Aa2         1,000    Gloucester County, New Jersey, Industrial Pollution Control Financing Authority, Revenue
                               Refunding Bonds (Mobil Oil Refining Corp. Project), 5.625% due 12/01/2028                      1,047
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,880    Hudson County, New Jersey, COP, Refunding (Correctional Facilities), 6.60%
                               due 12/01/2021 (d)                                                                             5,321
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         5,000    Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue Bonds,
                               Residual Certificates, RIB, Series 34, 6.965% due 10/01/2024 (b)(e)                            5,431
-----------------------------------------------------------------------------------------------------------------------------------
AA        Aa3         3,200    Jersey City, New Jersey, School, GO, UT, 6.65% due 2/15/2002 (g)                               3,537
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,825    Lacey Municipal Utilities Authority, New Jersey, Water Revenue Refunding Bonds,
                               5.20% due 12/01/2024 (d)                                                                       2,892
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,120    Metuchen, New Jersey, School District, GO, UT, 5.20% due 9/15/2022 (b)                         1,143
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,750    Middlesex County, New Jersey, COP, 4.85% due 6/15/2028 (d)                                     1,734
-----------------------------------------------------------------------------------------------------------------------------------
NR*       VMIG1+        100    Monmouth County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                               Government Loan Program), ACES, 2.65% due 8/01/2016 (f)                                          100
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,710    North Jersey District Water Supply Revenue Refunding Bonds (Wanaque North Project),
                               Series B, 6.50% due 11/15/2011 (d)                                                             1,863
-----------------------------------------------------------------------------------------------------------------------------------
BBB-      NR*         2,000    New Jersey EDA, Economic Development Revenue Refunding Bonds (United
                               Methodist Homes), 5.125% due 7/01/2018                                                         1,922
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey EDA, First Mortgage Revenue Refunding Bonds, Series A:
A         NR*         1,000      (Cadbury Corp Project), 5.50% due 7/01/2018                                                  1,018
BBB-      NR*         1,250      (Fellowship Village), 5.50% due 1/01/2018                                                    1,225
BBB-      NR*         3,000      (Fellowship Village), 5.50% due 1/01/2025                                                    2,931
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI Corporation),
                               Series A, 6.35% due 10/01/2022 (a)                                                             5,616
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey EDA, Revenue Bonds, Capital Appreciation (Saint Barnabas Project) (d):
NR*       Aaa         4,000      5.55%** due 7/01/2017                                                                        1,609
NR*       Aaa         5,435      5.47%** due 7/01/2018                                                                        2,070
NR*       Aaa         6,000      5.19%** due 7/01/2019                                                                        2,166
NR*       Aaa         1,000      Series A, 5.18%** due 7/01/2023                                                                293
NR*       Aaa         4,350      Series A, 5.23%** due 7/01/2025                                                              1,150
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey EDA, Revenue Refunding Bonds:
NR*       NR*         2,000      (Educational Testing Service), Series A, 4.75% due 5/15/2018 (d)                             1,965
AAA       Aaa         2,500      (RJW Health Care Corporation), 6.50% due 7/01/2024 (c)                                       2,810
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                November 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                               Issue                                            (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aa1       $10,750    New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Garden State Paper
                               Company), AMT, 7.125% due 4/01/2022                                                         $ 11,853
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey EDA, Water Facilities Revenue Bonds (b):
AAA       Aaa         2,000      (American Water Company Inc. Project), AMT, 6% due 5/01/2036                                 2,184
AAA       Aaa         2,500      RITR, Series 34, 6.92% due 5/01/2032 (e)                                                     2,648
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,555    New Jersey Health Care Facilities Financing Authority Revenue Bonds (Virtual
                               Health Issue), 4.50% due 7/01/2028 (c)                                                         1,445
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
A-        A3          6,060      (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011                                6,690
A-        Baa1        3,000      (Capital Health System Obligation Group), 5.25% due 7/01/2027                                2,987
BBB       NR*         2,000      (Christian Health Care Center), Series A, 5.25% due 7/01/2013                                2,010
AAA       Aaa         1,000      (Community Medical Center/Kimball), 5.25% due 7/01/2011 (c)                                  1,055
AAA       Aaa         1,000      (Community Medical Center/Kimball), 5.25% due 7/01/2012 (c)                                  1,048
AAA       Aaa         2,135      (Community Medical Center/Kimball), 5.25% due 7/01/2013 (c)                                  2,221
BBB+      NR*         3,500      (Holy Name Hospital), 6% due 7/01/2025                                                       3,686
BBB       Baa2        3,300      (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020                                3,492
-----------------------------------------------------------------------------------------------------------------------------------
A+        Aa2         7,820    New Jersey Sports and Exposition Authority (State Contract), Series A, 6.50% due 3/01/2019     8,558
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey State Educational Facilities Authority, Higher Educational Revenue Bonds (g):
BBB       Baa3        3,355      (Saint Peter's College), Series B, 6.80% due 7/01/2002                                       3,750
BBB       Baa3        3,600      (Saint Peter's College), Series B, 6.85% due 7/01/2002                                       4,030
BBB+      A3          6,250      (Drew University), Series E, 6.25% due 7/01/2002                                             6,863
AAA       Aaa         4,935      (Princeton University), Series C, 6.375% due 7/01/2002                                       5,457
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aaa         2,310    New Jersey State Educational Facilities Authority, Revenue Bonds (Institute for
                               Advanced Study), Series G, 5% due 7/01/2028                                                    2,327
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
AAA       Aaa         2,240      (Seton Hall University Project), 5.25% due 7/01/2013 (a)(h)                                  2,350
A         A3          6,030      (Stevens Institute of Technology), Series A, 6.80% due 7/01/2002 (g)                         6,740
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aa1         2,105    New Jersey State, GO, AMT, 7.05% due 7/15/2015                                                 2,454
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         5,000    New Jersey State Higher Education Assistance Authority, Student Loan Revenue Bonds,
                               RIB, Series 18, 6.665% due 6/01/2017 (a)(e)                                                    5,086
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                               AMT (d):
AAA       Aaa         3,640      Series M, 7% due 10/01/2026                                                                  3,985
AAA       Aaa         1,940      Series U, 5.55% due 10/01/2011                                                               2,050
AAA       Aaa         3,335      Series U, 5.60% due 10/01/2012                                                               3,523
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    New Jersey State Transit Corporation, COP, 6.50% due 10/01/2016 (c)                            2,322
-----------------------------------------------------------------------------------------------------------------------------------
                               North Brunswick Township, New Jersey, GO, UT (g):
NR*       A1          1,190      6.50% due 5/15/2002                                                                          1,310
NR*       A1          1,400      6.50% due 5/15/2003                                                                          1,541
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         6,230    Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Refunding Bonds,
                               Series A, 6.40% due 12/15/2002 (b)(g)                                                          6,958
-----------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-       A1          2,465      67th Series, 6.90% due 7/01/2011                                                             2,579
AA-       A1          1,000      69th Series, 7.125% due 6/01/2025                                                            1,060
AA-       A1          1,000      93rd Series, 6.125% due 6/01/2094                                                            1,172
AAA       Aaa         3,750      104th Series, 4.75% due 1/15/2026 (a)                                                        3,639
AAA       Aaa         2,000      116th Series, 4.25% due 10/01/2026 (b)                                                       1,798
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                               Issue                                            (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 4,325    Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.885%
                               due 1/15/2017 (c)(e)$ 5,045
-----------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Special Obligation Revenue Bonds:
AAA       Aaa         2,500      (JFK International Air Terminal Project), AMT, Series 6, 4th Installment, 5.75%
                                 due 12/01/2025 (d)                                                                           2,649
A1+       VMIG1+      1,400      Refunding (Versatile Structure Obligation), VRDN, Series 2, 3.25% due 5/01/2019 (f)          1,400
A1+       VMIG1+        900      Refunding (Versatile Structure Obligation), VRDN, Series 3, 3.35% due 6/01/2020 (f)            900
-----------------------------------------------------------------------------------------------------------------------------------
AA        A1          2,275    Rutgers State University, New Jersey, Refunding (State University of New Jersey)
                               Series A, 6.50% due 5/01/2018                                                                  2,483
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aaa           760    Union County, New Jersey, Improvement Authority, Revenue Refunding Bonds
                               (County Guaranteed Lease), 5.30% due 11/15/2006                                                  825
-----------------------------------------------------------------------------------------------------------------------------------
A1+       P1            400    Union County, New Jersey, Industrial Pollution Control Financing Authority, PCR,
                               Refunding (Exxon Project), VRDN, 2.90% due 10/01/2024 (f)                                        400
-----------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         3,440    Union County, New Jersey, Utilities Authority, RITR, Series 38, 6.92% due 6/01/2020 (a)(e)     3,676
-----------------------------------------------------------------------------------------------------------------------------------
AA-       A3          3,100    University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series E,
                               6.50% due 12/01/2001 (g)                                                                       3,405
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--0.7%
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,400    Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Revenue
                               Bonds, Series A, 5% due 7/01/2028 (a)                                                          1,402
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$187,560)--99.1%                                                                                   201,429

Other Assets Less Liabilities--0.9%                                                                                           1,830
                                                                                                                           --------
Net Assets--100.0%                                                                                                         $203,259
                                                                                                                           ========
-----------------------------------------------------------------------------------------------------------------------------------

      (a)   AMBAC Insured.
      (b)   FGIC Insured.
      (c)   FSA Insured.
      (d)   MBIA Insured.
      (e)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1998.
      (f)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1998.
      (g)   Prerefunded.
      (h)   This issue will begin to accrue interest on June 1, 1999.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................      50.5%
AA/Aa ...............................................................      19.8
A/A .................................................................      13.3
BBB/Baa .............................................................      11.3
NR (Not Rated) ......................................................       2.8
Other+ ..............................................................       1.4
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of November 30, 1998

---------------------------------------------------------------------------------------------------------------------------
Assets:              Investments, at value (identified cost--$187,559,661) (Note 1a) ........                  $201,429,314
                     Cash ...................................................................                        55,111
                     Receivables:
                       Securities sold ......................................................   $  3,784,678
                       Interest .............................................................      3,512,998      7,297,676
                                                                                                ------------
                     Prepaid expenses and other assets ......................................                         7,648
                                                                                                               ------------
                     Total assets ...........................................................                   208,789,749
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased .................................................      5,404,544
                       Investment adviser (Note 2) ..........................................         80,441      5,484,985
                                                                                                ------------
                     Accrued expenses and other liabilities .................................                        45,543
                                                                                                               ------------
                     Total liabilities ......................................................                     5,530,528
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets .............................................................                  $203,259,221
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (2,400 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference) ..                  $ 60,000,000
                       Common Stock, par value $.10 per share (8,994,422 shares issued
                       and outstanding) .....................................................   $    899,442
                     Paid-in capital in excess of par .......................................    125,771,102
                     Undistributed investment income--net ...................................      1,232,997
                     Undistributed realized capital gains on investments--net ...............      1,486,027
                     Unrealized appreciation on investments--net ............................     13,869,653
                                                                                                ------------
                     Total--Equivalent to $15.93 net asset value per share of Common Stock
                     (market price--$16.75) .................................................                   143,259,221
                                                                                                               ------------
                     Total capital ..........................................................                  $203,259,221
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

Statement of Operations

                                                                                            For the Year Ended
                                                                                             November 30, 1998
--------------------------------------------------------------------------------------------------------------
Investment           Interest and amortization of premium and discount earned ..                  $ 11,506,942
Income
(Note 1d):
--------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) .........................   $  1,003,338
                     Commission fees (Note 4) ..................................        152,208
                     Professional fees .........................................         90,740
                     Transfer agent fees .......................................         33,726
                     Accounting services (Note 2) ..............................         29,116
                     Printing and shareholder reports ..........................         28,646
                     Directors' fees and expenses ..............................         23,089
                     Custodian fees ............................................         15,266
                     Listing fees ..............................................         14,939
                     Pricing fees ..............................................          9,383
                     Other .....................................................         15,550
                                                                                   ------------
                     Total expenses ............................................                     1,416,001
                                                                                                  ------------
                     Investment income--net ....................................                    10,090,941
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net .........................                     3,971,836
Unrealized           Change in unrealized appreciation on investments--net .....                      (242,972)
Gain (Loss) on                                                                                    ------------
Investments--Net     Net Increase in Net Assets Resulting from Operations ......                  $ 13,819,805
(Notes 1b, 1d & 3):                                                                               ============
--------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

Statements of Changes in Net Assets

                                                                                                For the Year Ended November 30,
                                                                                                ------------------------------
Increase (Decrease) in Net Assets:                                                                  1998             1997
------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .................................................   $  10,090,941    $  10,012,062
                     Realized gain on investments--net ......................................       3,971,836          281,161
                     Change in unrealized appreciation on investments--net ..................        (242,972)         197,125
                                                                                                -------------    -------------
                     Net increase in net assets resulting from operations ...................      13,819,805       10,490,348
                                                                                                -------------    -------------
------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock .........................................................      (7,921,213)      (8,018,125)
Shareholders           Preferred Stock ......................................................      (1,914,624)      (2,010,600)
(Note 1e):           Realized gain on investments--net:
                       Preferred Stock ......................................................        (260,736)              --
                                                                                                -------------    -------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ........................................................     (10,096,573)     (10,028,725)
                                                                                                -------------    -------------
------------------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in
Transactions         reinvestment of dividends ..............................................       1,902,991          688,295
(Note 4):                                                                                       -------------    -------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets ...........................................       5,626,223        1,149,918
                     Beginning of year ......................................................     197,632,998      196,483,080
                                                                                                -------------    -------------
                     End of year* ...........................................................   $ 203,259,221    $ 197,632,998
                                                                                                =============    =============
------------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net ...................................   $   1,232,997    $     977,893
                                                                                                =============    =============
------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                              For the Year Ended November 30,
                                                                       --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  1998        1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .............  $  15.51    $  15.46    $  15.56    $  13.22    $  15.88
Operating                                                              --------    --------    --------    --------    --------
Performance:         Investment income--net .........................      1.13        1.14        1.14        1.17        1.15
                     Realized and unrealized gain (loss) on
                     investments--net ...............................       .42         .05        (.10)       2.33       (2.67)
                                                                       --------    --------    --------    --------    --------
                     Total from investment operations ...............      1.55        1.19        1.04        3.50       (1.52)
                                                                       --------    --------    --------    --------    --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                        Investment income--net ......................      (.89)       (.91)       (.91)       (.90)       (.93)
                       Realized gain on investments--net ............        --          --          --          --        (.01)
                                                                       --------    --------    --------    --------    --------
                     Total dividends and distributions to Common
                     Stock shareholders .............................      (.89)       (.91)       (.91)       (.90)       (.94)
                                                                       --------    --------    --------    --------    --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net .....................      (.21)       (.23)       (.23)       (.26)       (.20)
                         Realized gain on investments--net ..........      (.03)         --          --          --          --
                                                                       --------    --------    --------    --------    --------
                     Total effect of Preferred Stock activity .......      (.24)       (.23)       (.23)       (.26)       (.20)
                                                                       --------    --------    --------    --------    --------
                     Net asset value, end of year ...................  $  15.93    $  15.51    $  15.46    $  15.56    $  13.22
                                                                       ========    ========    ========    ========    ========
                     Market price per share, end of year ............  $  16.75    $15.5625    $  14.50    $  13.75    $ 12.125
                                                                       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ................     13.89%      13.96%      12.34%      21.26%     (16.87%)
Return:*                                                               ========    ========    ========    ========    ========
                     Based on net asset value per share .............      8.68%       6.52%       5.84%      25.85%     (10.82%)
                                                                       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................       .71%        .72%        .72%        .73%        .74%
Net Assets:**                                                          ========    ========    ========    ========    ========
                     Investment income--net .........................      5.03%       5.14%       5.18%       5.40%       5.30%
                                                                       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) .................................  $143,259    $137,633    $136,483    $137,355    $116,746
                                                                       ========    ========    ========    ========    ========
                     Preferred Stock outstanding, end of year
                     (in thousands) .................................  $ 60,000    $ 60,000    $ 60,000    $ 60,000    $ 60,000
                                                                       ========    ========    ========    ========    ========
                     Portfolio turnover .............................     46.83%      30.50%      49.76%      32.79%      15.06%
                                                                       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ......................  $  3,388    $  3,294    $  3,275    $  3,289    $  2,946
                                                                       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Investment income--net .........................  $    798    $    838    $    837    $    938    $    741
On Preferred Stock                                                     ========    ========    ========    ========    ========
Outstanding:+
--------------------------------------------------------------------------------------------------------------------------------

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ** Do not reflect the effect of dividends to Preferred Stock shareholders.
      + Dividends have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

            See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates).

MuniYield New Jersey Fund, Inc.                                November 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998 were $98,934,773 and $91,635,207, respectively.

Net realized gains for the year ended November 30, 1998 and net unrealized gains as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                      Realized     Unrealized
                                                        Gains         Gains
--------------------------------------------------------------------------------
Long-term investments ............................   $3,971,836   $13,869,653
                                                     ----------   -----------
Total ............................................   $3,971,836   $13,869,653
                                                     ==========   ===========
--------------------------------------------------------------------------------

As of November 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $13,869,653, of which $13,958,154 related to appreciated securities and $88,501 related to depreciated securities. The aggregate cost of investments at November 30, 1998 for Federal income tax purposes was $187,559,661.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended November 30, 1998 and November 30, 1997 increased by 120,384 and 44,387, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 1998 was 3.08%.

Shares issued and outstanding during the years ended November 30, 1998 and November 30, 1997 remained constant.

The Fund pays commissions to certain broker- dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended November 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $120,963 as commissions.

5. Subsequent Event:

On December 7, 1998, the Fund's Board of Directors declared an ordinary income dividend and long-term capital gains distribution to Common Stock shareholders in the amount of $.082711 and $.309188 per share, respectively, payable on December 30, 1998 to shareholders of record as of December 23, 1998.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with gener-ally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc., as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 8, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniYield New Jersey Fund, Inc. during its taxable year ended November 30, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the per share taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                                 Payable        Long-Term
                                                  Date       Capital Gains*
--------------------------------------------------------------------------------
Preferred Stock Shareholders                    11/05/98         $27.39
                                                11/12/98         $26.19
                                                11/19/98         $26.34
                                                11/27/98         $28.72
--------------------------------------------------------------------------------
*    The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MYJ

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
New Jersey
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16381--11/98

[RECYCLE LOGO] Printed on post-consumer recycled paper